SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                   MINNESOTA MINING AND MANUFACTURING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

LIVIO D. DESIMONE
Chairman of the Board and
Chief Executive Officer



March 25, 1998                                                            [LOGO]



Dear Stockholder:

We cordially invite you to attend the 1998 Annual Meeting of Stockholders, which will be held on Tuesday, May 12, 1998, at 10 a.m., at the RiverCentre (formerly the St. Paul Civic Center), 175 West Kellogg Boulevard, St. Paul, Minnesota.

The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting. The meeting will consider the election of directors and the ratification of the appointment of independent auditors for 1998. I will report on current operations and discuss our plans for growth. We also will leave plenty of time for your questions and comments.

The fine attendance of our stockholders at annual meetings over the years has been very helpful in maintaining good communications and understanding. We sincerely hope you will be able to be with us.

Please vote your proxy by telephone as described in the enclosed telephone voting instructions or date, sign and return the enclosed proxy in the envelope provided. Two attendance cards to the 1998 Annual Meeting are enclosed.

Cordially,

/s/ L. DeSimone

                  MINNESOTA MINING AND MANUFACTURING COMPANY
                     3M CENTER, ST. PAUL, MINNESOTA 55144

                           NOTICE OF ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD MAY 12, 1998

To the Stockholders of
Minnesota Mining and Manufacturing Company:

     The Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company will be held on Tuesday, May 12, 1998, at 10 a.m., at the RiverCentre (formerly the St. Paul Civic Center), 175 West Kellogg Boulevard, St. Paul, Minnesota, for the following purposes:

     1. To elect three directors of the Company to the 2001 Class and one director of the Company to the 1999 Class (see page 4 of the proxy statement).

     2. To ratify the appointment of Coopers & Lybrand L.L.P., independent auditors, to audit the consolidated financial statements of the Company for the year 1998 (page 20).

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed March 13, 1998, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed. Examination of the list of stockholders entitled to vote can be arranged at the office of Roger P. Smith, Secretary, 3M Center, St. Paul, Minnesota, during the period of ten days prior to the meeting.

     STOCKHOLDERS ARE ENCOURAGED TO VOTE THEIR PROXY BY TELEPHONE AS DESCRIBED IN THE ENCLOSED TELEPHONE VOTING INSTRUCTIONS OR DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. TWO ATTENDANCE CARDS TO THE 1998 ANNUAL MEETING ARE ENCLOSED.

                                                       /s/ Roger P. Smith

                                                       ROGER P. SMITH
                                                       SECRETARY

March 25, 1998

CONTENTS


 Notice of Annual Meeting of Stockholders .......................  i
 Proxy Statement ................................................  1
*Item 1 Election of Directors ...................................  2
 Directors' Compensation ........................................  7
 Committees of the Board of Directors ...........................  8
 Information as to Executive Officers ...........................  9
 Compensation Committee Report on Executive Compensation.........  9
 Executive Compensation -- Summary Compensation Table ........... 13
 Stock Options Table ............................................ 15
 Option Exercises and Year-End Value Table ...................... 17
 Long-Term Incentive Plan Awards Table .......................... 17
 Pension Plan Table ............................................. 18
 3M Stock Performance Graph ..................................... 20
 Transactions with Management ................................... 20
 Section 16(a) Beneficial Ownership Reporting Compliance......... 20
*Item 2 Ratification of Independent Auditors .................... 20
 Other Matters .................................................. 21
 Submission of Stockholder Proposals for 1999 Annual Meeting .... 21


*To be voted on at the meeting

                  MINNESOTA MINING AND MANUFACTURING COMPANY
                     3M CENTER, ST. PAUL, MINNESOTA 55144
                                March 25, 1998

           PROXY STATEMENT FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, MAY 12, 1998

     The Board of Directors is soliciting proxies to be used at the Annual Meeting of Stockholders on Tuesday, May 12, 1998, at 10 a.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company anticipates that the proxy statement and the form of proxy enclosed will first be sent to its stockholders on or about March 25, 1998.

WHO CAN VOTE
     Only stockholders of record at the close of business on March 13, 1998, are entitled to vote at the Annual Meeting. As of February 27, 1998, the Company had outstanding and entitled to vote 404,241,778 shares of common stock with par value of $0.50 per share. The 67,774,750 shares of common stock in the Company's treasury on that date will not be voted.

HOW YOU CAN VOTE BY PROXY
     You may vote by one of the following methods:

     * PROXY CARD: If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For each of the other items, you may vote "FOR," "AGAINST," or "ABSTAIN" from voting.

          If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director, "FOR" ratification of independent auditors and as otherwise recommended by the named proxies on the proxy card on any other matter properly before the meeting.

     * TELEPHONE VOTING: If you elect to vote your proxy by telephone as described in the enclosed telephone voting instructions, we will vote your shares as you direct. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

HOW YOU MAY REVOKE OR CHANGE YOUR VOTE
          You can revoke your proxy at any time before it is voted at the Annual Meeting by:

          (1) submitting another proxy with a more recent date than that of the proxy first given (i) by using the telephone voting procedures, or (ii) by signing and returning a proxy card to the Company;

          (2)  attending the Annual Meeting and voting in person; or

          (3)  sending written notice of revocation to the Secretary.

     Another person at the meeting may also represent you by executing a proper proxy designating that person.

VOTES REQUIRED/VOTING PROCEDURES
     The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of the Company's common stock present or represented and entitled to vote at the Annual Meeting.

     Abstentions and broker non-votes (described below) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented and entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained and therefore will have no effect on the outcome of the vote on any such matter. Proxies submitted by brokers that do not indicate a vote for some of the proposals because the brokers don't have discretionary voting authority and haven't received instructions from the beneficial owners on how to vote on those proposals are called "broker non-votes."

DIVIDEND REINVESTMENT PLAN AND SAVINGS PLANS
     Shares held for the account of persons participating in the Company's dividend reinvestment plan will be voted automatically in accordance with the vote indicated by the stockholder of record on the proxy. If no choice is indicated, both record shares and shares held in the Company's dividend reinvestment plan will be voted "FOR" Items 1 and 2. If the stockholder does not vote the shares held of record, the individual's shares held in the dividend reinvestment account will not be voted.

     If a stockholder is a participant in the Company's Savings Plan, Voluntary Investment Plan or Employee Stock Ownership Plan, separate proxy cards will be mailed permitting participants to direct the trustee how to vote the number of shares allocated to the participant's account.

     The trustee of the Employee Stock Ownership Plan also votes allocated shares of common stock for which it has not received direction, as well as shares not allocated to individual participant accounts, in the same proportion as directed shares are voted. If voting instructions are invalid or if the proxy card is not returned by the specified date, the trustee will vote the shares held in the stockholder's Savings Plan and Voluntary Investment Plan accounts as directed by the Public Issues Committee of 3M's Board of Directors.

COSTS OF SOLICITATION
     The Company will bear the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to the use of the mails, regular employees of the Company may make solicitations personally and by telephone. The Company intends to reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses, including clerical expenses, in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. The Company has retained Georgeson & Co., Inc., to assist in the solicitation at a cost of approximately $15,000, plus reasonable out-of-pocket expenses.

CONFIDENTIAL VOTING
     The Company's Board of Directors has adopted a policy that all stockholder meeting proxies, ballots and tabulations that identify stockholders are to be maintained in confidence. No such document shall be available for examination, nor shall the identity and vote of any stockholder be disclosed, except as may be necessary to meet applicable legal requirements and to allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes shall be independent and shall not be employees of the Company.

ITEM 1. ELECTION OF DIRECTORS

NUMBER OF NOMINEES AND CLASSIFICATION
     The Restated Certificate of Incorporation of the Company, as amended, and the Bylaws of the Company, as amended, provide that the Board of Directors shall consist of such number of directors as shall be fixed from time to time by resolution of the Board of Directors. At its meeting of February 9, 1998, the Board of Directors fixed the number of directors constituting the entire Board at twelve, effective as of the date of the 1998 Annual Meeting.

     The Restated Certificate of Incorporation divides the Board into three classes. Four directors have terms of office that expire at the 1998 Annual Meeting, and three of the four directors are standing for reelection for a three-year term as members of the 2001 Class. These are Edward A. Brennan, Livio
D. DeSimone and F. Alan Smith. Allen E. Murray, the fourth director in the 1998 Class, reaches normal retirement age in 1999 and is standing for election to the 1999 Class. The four incumbent directors in the 1999 Class are continuing to serve until the 1999 Annual Meeting. The four directors in the 2000 Class are continuing to serve until the 2000 Annual Meeting.

     All nominees for election to the Board of Directors to the 2001 Class at the 1998 Annual Meeting will be elected for a term of three years and shall serve until their terms expire at the 2001 Annual Meeting or until their successors are duly elected and have been qualified. The nominee for election to the Board of Directors to the 1999 Class at the 1998 Annual Meeting will be elected for a term of one year and shall serve until his term expires at the 1999 Annual Meeting or until his successor is duly elected and has been qualified.

     The persons named as proxies intend to vote the proxies for the election of the four nominees to the Board of Directors. If any of the nominees should be unavailable to serve as a director, an event which is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.

INFORMATION AS TO NOMINEES AND INCUMBENT DIRECTORS
     The nominees and incumbent directors, their age, principal occupation or position with the Company (shown in italics), experience, the year first elected as a director, and common stock beneficially owned on February 27, 1998, are shown on the following pages.

     "Shares Held" include: stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the nominee's household, and stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after February 27, 1998, are shown separately.

     "Shares Held as Deferred Stock" by nonemployee directors represent the number of shares of the Company's common stock, as of December 31, 1997, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of director's fees otherwise payable in cash into such deferred stock. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.

     As of February 27, 1998, executive officers and directors as a group "beneficially owned" 639,342 shares. Executive officers held options exercisable within 60 days after that date for 742,420 shares. All officers and directors as a group owned beneficially less than one-half of one percent (0.5%) of the outstanding common stock of the Company.

     None of the nominees or incumbent directors is related to any other nominee or to any executive officer of the Company or its subsidiaries by blood, marriage, or adoption. Except for current employees of the Company, no nominee or incumbent director has been an employee of the Company within the past five years.

     During 1997, the Company retained the law firm of Gibson, Dunn & Crutcher LLP, with regard to various legal matters. Mrs. Peters is a partner in this firm.

NOMINEES FOR ELECTION TO THE 2001 CLASS:

[PHOTO]

EDWARD A. BRENNAN, 64, RETIRED CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, SEARS, ROEBUCK AND CO., A DIVERSIFIED COMPANY ENGAGED IN MERCHANDISING, CHICAGO, ILLINOIS; CHAIRMAN OF THE COMPENSATION AND MEMBER OF THE BOARD ORGANIZATION COMMITTEES. Mr. Brennan joined Sears in 1956. He was an Executive Vice President, 1978 to 1980; President and Chief Operating Officer for merchandising, 1980; Chairman and Chief Executive Officer, Sears Merchandise Group, 1981 to 1984; President and Chief Operating Officer, 1984 through 1985; and was elected Chairman of the Board and Chief Executive Officer of Sears, Roebuck and Co. in 1986. Mr. Brennan retired from Sears in 1995. He is a director of The Allstate Corporation, Morgan Stanley, Dean Witter, Discover & Co., AMR Corporation, Unicom Corporation, Dean Foods Company and The SABRE Group Holdings, Inc. He also is Chairman of the Board of Trustees of DePaul University and Vice Chairman of Trustees of Rush-Presbyterian-St. Luke's Medical Center, and a member of The Business Council.

DIRECTOR SINCE 1986                  SHARES HELD..................... 4,817
                                     SHARES HELD AS DEFERRED STOCK... 8,191

[PHOTO]

LIVIO D. DESIMONE, 61, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER; CHAIRMAN OF THE BOARD ORGANIZATION, EXECUTIVE, AND FINANCE COMMITTEES. Mr. DeSimone joined 3M as a process engineer with 3M Canada in 1957. He served in various international and subsidiary capacities until his appointment in 1971 as Managing Director of 3M Brazil. In 1975, he served as General Manager, Building Service and Cleaning Products Division, before being appointed Area Vice President, Latin America. Mr. DeSimone was elected Vice President, Abrasives, Adhesives, Building Service and Chemicals Group in 1979; Executive Vice President, Life Sciences Sector in 1981; Executive Vice President, Industrial and Consumer Sector in 1984; Executive Vice President, Industrial and Electronic Sector in 1987; Executive Vice President, Information and Imaging Technologies Sector in 1989; and Chairman of the Board and Chief Executive Officer in 1991. He is a director of Cargill, Incorporated, Dayton Hudson Corporation, General Mills, Inc. and Vulcan Materials Company. He is also a director of National Junior Achievement Inc., a trustee of the University of Minnesota Foundation, and a member of the Board of Governors of The Nature Conservancy.

DIRECTOR SINCE 1986                  SHARES HELD....................  195,999*

* INCLUDES 58,436 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60 DAYS:
     1,745 SHARES AT $57.27 PER SHARE; 36,864 AT $63.04 PER SHARE; 41,439 SHARES AT $66.73 PER SHARE; AND 70,897 AT $83.95 PER SHARE.

[PHOTO]

F. ALAN SMITH, 66, CHAIRMAN OF ADVANCED ACCESSORY SYSTEMS, INC., SUPPLIER OF AUTOMOTIVE ACCESSORIES; RETIRED EXECUTIVE VICE PRESIDENT AND DIRECTOR, GENERAL MOTORS CORPORATION, MANUFACTURER AND SELLER OF AUTOMOBILES AND AUTOMOTIVE PRODUCTS, DETROIT, MICHIGAN; CHAIRMAN OF THE AUDIT AND MEMBER OF THE PUBLIC ISSUES COMMITTEES. Mr. Smith was a director of General Motors Corporation from 1981 until his retirement in 1992. He joined General Motors in 1956. He was Treasurer, 1973 to 1975; Vice President, Finance, 1975 to 1978; Vice President of General Motors Corporation and President and General Manager of General Motors of Canada Limited, 1978 to 1981; Executive Vice President, Finance, 1981 to 1988. In 1988, he was elected Executive Vice President, Operating Staffs and Public Affairs and Marketing Staffs. He is a director of TransPro, Inc. and a trustee of the Florida Institute of Technology.

DIRECTOR SINCE 1986                  SHARES HELD..................... 5,715
                                     SHARES HELD AS DEFERRED STOCK... 12,352

NOMINEE FOR ELECTION TO THE 1999 CLASS:

[PHOTO]

ALLEN E. MURRAY, 69, RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, MOBIL CORPORATION, PETROLEUM EXPLORATION, MANUFACTURING AND MARKETING OF PETROLEUM AND PETROLEUM-BASED PRODUCTS, FAIRFAX, VIRGINIA; MEMBER OF THE COMPENSATION AND PUBLIC ISSUES COMMITTEES. Mr. Murray has been a director of Mobil Corporation since 1977. He was Chairman of the Board, President, and Chief Executive Officer from 1986 until 1993; and Chairman of the Board and Chief Executive Officer until March 1994. He retired from Mobil in 1994. He is a director of Metropolitan Life Insurance Company, Lockheed Martin Corporation, Morgan Stanley, Dean Witter, Discover & Co., and St. Francis Hospital Foundation. He is also an honorary director of the American Petroleum Institute; a trustee of New York University; and a member of The Business Council and the Council on Foreign Relations.

DIRECTOR SINCE 1985                  SHARES HELD..................... 3,065
                                     SHARES HELD AS DEFERRED STOCK... 14,430


INCUMBENT DIRECTORS IN THE 2000 CLASS:

[PHOTO]

RONALD O. BAUKOL, 60, EXECUTIVE VICE PRESIDENT, INTERNATIONAL OPERATIONS; MEMBER OF THE EXECUTIVE AND FINANCE COMMITTEES. Mr. Baukol joined 3M as an engineer in the Medical Products Division laboratory in 1966 and served there until 1970, at which point he took leave to serve as a White House Fellow and later with the Environmental Protection Agency in Washington, D.C. Upon his return to 3M in 1972, he served in several general management capacities in 3M's health care businesses until being appointed General Manager of Riker Laboratories, Inc. in 1982. In 1984, Mr. Baukol was appointed Vice President and General Manager, Riker Laboratories, Inc. and in 1986, Chairman and Chief Executive, 3M United Kingdom PLC. He was elected Group Vice President, Pharmaceutical and Dental Products Group in 1989; Group Vice President, Medical Products Group in 1990; Vice President, Asia Pacific in 1991; Vice President, Asia Pacific, Canada and Latin America in 1994; and Executive Vice President, International Operations in 1995. Mr. Baukol is a director of Graco, Inc. and The Toro Company. He is a trustee of the United States Council for International Business, a member of the Board of Overseers of the Executive Council on Diplomacy, and a Governor of the Iowa State University Foundation.

DIRECTOR SINCE 1996                  SHARES HELD..................... 36,653*

* INCLUDES 2,873 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60 DAYS:
     1,551 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 1,837 SHARES AT $54.41 PER SHARE; 1,745 SHARES AT $57.27 PER SHARE; 23,519 SHARES AT $63.04 PER SHARE; 11,905 SHARES AT $66.74 PER SHARE; AND 15,062 SHARES AT $83.95 PER SHARE.

[PHOTO]

EDWARD R. MCCRACKEN, 54, FORMER CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, SILICON GRAPHICS, INC., SUPPLIER OF SYSTEMS AND COMPONENTS FOR HIGH PERFORMANCE COMPUTING SOLUTIONS. Mr. McCracken was employed for sixteen years at Hewlett-Packard Company prior to joining Silicon Graphics, Inc. in 1984 as its President and Chief Executive Officer. In 1994, he was elected Chairman and Chief Executive Officer. He is a director of National Semiconductor Corporation and Tularik, Inc. He is Chairman of PRASAD American, a charitable foundation; former co-chair of The United States Advisory Council on the Information Infrastructure and Silicon Valley Network, Inc.; and a Governor of the Iowa State University Foundation.

DIRECTOR SINCE 1997                  SHARES HELD..................... 320
                                     SHARES HELD AS DEFERRED STOCK... 822

[PHOTO]

W. GEORGE MEREDITH, 54, EXECUTIVE VICE PRESIDENT, CORPORATE SERVICES AND SUPPLY CHAIN MANAGEMENT; MEMBER OF THE EXECUTIVE AND FINANCE COMMITTEES. Mr. Meredith joined 3M United Kingdom PLC in 1967 as a research supervisor and served in several materials control, distribution, and manufacturing capacities in Europe and the United Kingdom before being appointed Managing Director, Riker, United Kingdom, in 1980. In 1983, Mr. Meredith was appointed Managing Director, 3M Health Care, United Kingdom; in 1986, General Manager, Riker Laboratories, Inc.; and in 1989, Division Vice President, Pharmaceuticals Division. He was elected Group Vice President, Pharmaceutical and Dental Products Group in 1990; Group Vice President, Pharmaceuticals, Dental and Disposable Products Group in 1991; and Executive Vice President, Life Sciences Sector and Corporate Services in 1995. Mr. Meredith is a trustee of Battelle Memorial Institute.

DIRECTOR SINCE 1996                  SHARES HELD..................... 26,313*

* INCLUDES 1,844 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60 DAYS:
     687 SHARES AT $38.63 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 1,837 SHARES AT $54.41 PER SHARE; 17,209 SHARES AT $57.27 PER SHARE; 23,519 SHARES AT $63.04 PER SHARE; 6,532 SHARES AT $65.77 PER SHARE; AND 9,229 SHARES AT $83.95 PER SHARE.

[PHOTO]

AULANA L. PETERS, 56, PARTNER, GIBSON, DUNN & CRUTCHER LLP, A LAW FIRM, LOS ANGELES, CALIFORNIA; MEMBER OF THE AUDIT AND BOARD ORGANIZATION COMMITTEES. Mrs. Peters joined Gibson, Dunn & Crutcher as an Associate in 1973. In 1980, she was named a Partner in the firm and continued in the practice of law until 1984, when she accepted an appointment as Commissioner of the Securities and Exchange Commission. In 1988, after serving four years as Commissioner, she returned to the private practice of law as Partner in the Gibson, Dunn & Crutcher firm. Mrs. Peters is a member of the American and Los Angeles County Bar Associations, and the Regulatory Advisory Committee of the New York Stock Exchange. She is also a director of Merrill Lynch & Co., Inc., Mobil Corporation, Northrop Grumman Corp. and Callaway Golf Company.

DIRECTOR SINCE 1990                  SHARES HELD..................... 865
                                     SHARES HELD AS DEFERRED STOCK... 8,989


INCUMBENT DIRECTORS IN THE 1999 CLASS:

[PHOTO]

RONALD A. MITSCH, 63, VICE CHAIRMAN OF THE BOARD AND EXECUTIVE VICE PRESIDENT, INDUSTRIAL AND CONSUMER MARKETS; CHAIRMAN OF THE PUBLIC ISSUES COMMITTEE AND MEMBER OF THE EXECUTIVE AND FINANCE COMMITTEES. Dr. Mitsch joined 3M in 1960 as a senior chemist in the central research laboratories and served in several laboratory assignments until he was named Managing Director of 3M Netherlands in 1979. In 1981, Dr. Mitsch was appointed Research and Development Vice President, Life Sciences Sector. He was elected Group Vice President, Traffic and Personal Safety Products Group in 1985; Senior Vice President, Research and Development in 1990; and Executive Vice President, Industrial and Consumer Sector and Corporate Services in 1991. He was elected Vice Chairman of the Board in 1995. Dr. Mitsch is a director of Lubrizol Corporation; NCR; Shigematsu Works, Inc., Ltd., Tokyo, Japan; the National Association of Manufacturers; and the SEI Center for Advanced Studies in Management associated with The Wharton School of Business of the University of Pennsylvania. He is also a member of the Board of Trustees of Hamline University.

DIRECTOR SINCE 1993                  SHARES HELD..................... 56,694*

* INCLUDES 10,390 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60 DAYS:
     2,587 SHARES AT $38.63 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 4,856 SHARES AT $54.41 PER SHARE; 23,519 SHARES AT $57.27 PER SHARE; 37,569 SHARES AT $63.04 PER SHARE; 22,386 SHARES AT $66.73 PER SHARE; AND 22,502 SHARES AT $83.95 PER SHARE.

[PHOTO]

ROZANNE L. RIDGWAY, 62, FORMER ASSISTANT SECRETARY OF STATE FOR EUROPE AND CANADA; MEMBER OF THE BOARD ORGANIZATION AND COMPENSATION COMMITTEES. Ambassador Ridgway served in the U.S. Foreign Service from 1957 to 1989, including assignments as Ambassador for Oceans and Fisheries Affairs, Ambassador to Finland and to the German Democratic Republic, and from 1985 and until her retirement in 1989, Assistant Secretary of State for European and Canadian Affairs. Ambassador Ridgway served as President until 1992 and Co-Chair until 1996 of the Atlantic Council of the United States, an association to promote better understanding of major foreign policy issues. She is a director of Bell Atlantic Corporation, The Boeing Company, Citicorp and Citibank, Emerson Electric Co., RJR Nabisco, Sara Lee Corporation and Union Carbide Corporation. She is also chair of The Baltic-American Enterprise Fund.

DIRECTOR SINCE 1989                  SHARES HELD..................... 1,241
                                     SHARES HELD AS DEFERRED STOCK... 10,485

[PHOTO]

FRANK SHRONTZ, 66, CHAIRMAN EMERITUS, THE BOEING COMPANY, MANUFACTURER AND SELLER OF AIRCRAFT AND RELATED PRODUCTS; MEMBER OF THE COMPENSATION AND PUBLIC ISSUES COMMITTEES. Mr. Shrontz joined The Boeing Company in 1958. In 1973, he left Boeing to serve as Assistant Secretary of the Air Force and became Assistant Secretary of Defense in 1976. In 1977, Mr. Shrontz returned to Boeing. After several assignments, he was named President and a member of the Board of Directors of Boeing in 1985. In 1986, he was named Chief Executive Officer and, in 1988, Chairman of the Board. Mr. Shrontz retired from Boeing in 1997. Mr. Shrontz is a director of Boise Cascade Corporation, Chevron Corporation, and Citicorp and a citizen regent on the Smithsonian Institution's Board of Regents. He is also a member of The Business Council.

DIRECTOR SINCE 1992                  SHARES HELD..................... 3,031
                                     SHARES HELD AS DEFERRED STOCK... 4,251

[PHOTO]

LOUIS W. SULLIVAN, 64, PRESIDENT, MOREHOUSE SCHOOL OF MEDICINE, ATLANTA, GEORGIA; MEMBER OF THE AUDIT AND PUBLIC ISSUES COMMITTEES. Since completion of his medical training, Dr. Sullivan has held both professional and administrative positions in health care facilities and medical training institutions. He joined Morehouse College as Professor of Biology and Medicine in 1975 and was the founding dean and director of the Medical Education Program at the college. He was named President of Morehouse School of Medicine in 1981. He served as Secretary, United States Department of Health and Human Services, from 1989 to 1993. He returned to Morehouse School of Medicine in 1993. Dr. Sullivan is a director of Bristol-Myers Squibb Company, CIGNA Corporation, Equifax, Inc., General Motors Corporation, Georgia-Pacific Corporation and Household International. He is also a director of the Boy Scouts of America; a trustee of the Little League Foundation; and a member of the National Medical Foundation.

DIRECTOR SINCE 1993                  SHARES HELD..................... 1,672
                                     SHARES HELD AS DEFERRED STOCK... 2,676

DIRECTORS' COMPENSATION

     Directors who are not employed by the Company received in 1997 an annual fee of $60,000 and Messrs. Brennan and Smith received additional fees of $5,500 per year for serving as Committee chairman. Nonemployee directors are paid $1,800 for attendance at meetings of the Board of Directors and $1,200 for attendance at meetings of Committees of the Board. No directors' fees are paid to directors who were also employees of the Company.

     Pursuant to the terms of the Company's 1992 Directors Stock Ownership Program, nonemployee directors received $35,000 of the total annual retainer of $60,000 in common stock of the Company. Nonemployee directors may elect to defer payment of all or a portion of the foregoing fees payable in cash through a deferred cash or common stock equivalents account and fees payable in stock through a deferred common stock equivalents account. The nonemployee directors also may elect to receive common stock of the Company, on a current basis, at current fair market value, in lieu of cash retainer and meeting fees. Information regarding accumulated deferred stock is set forth in the director biographical materials on pages 4 through 7.

COMMITTEES OF THE BOARD OF DIRECTORS
     During 1997, the Board of Directors met six times and various Committees of the Board met as indicated below. The Audit, Compensation and Board Organization Committees are standing Committees of the Board.

AUDIT COMMITTEE

     Members: Mr. Smith (Chairman), Mr. McCracken, Mrs. Peters and Dr. Sullivan.

     Number of meetings in 1997: Four.

     Functions:

          *    Oversees internal controls, audits and financial reporting;

               Recommends the appointment of independent auditors, subject to stockholder approval, and oversees their independence;

          * Consults with the independent auditors and reviews and approves the scope of the annual audit, including fees and staffing, and approves nonaudit services provided by the auditors;

          * Reviews findings and recommendations of the independent auditors and management's response; and

          * Reviews compliance with the Company's ethical business practices policy.

COMPENSATION COMMITTEE

     Members: Mr. Brennan (Chairman), Mr. Murray, Ambassador Ridgway and Mr. Shrontz.

     Number of meetings in 1997: Four.

     Functions:

          * Reviews compensation policies of the Company to ensure they provide appropriate motivation for corporate performance and increased shareholder value; and

          * Determines compensation policy for executive officers and approves compensation changes for senior executive officers, and administers management stock option plans and performance based executive compensation plans.

BOARD ORGANIZATION COMMITTEE

     Members: Mr. DeSimone (Chairman), Mr. Brennan, Mr. McCracken, Mrs. Peters, and Ambassador Ridgway.

     Number of meetings in 1997: Three.

     Functions:

          * Selects and recommends candidates to the Board of Directors to be submitted for election at the Annual Meeting. The Board of Directors has adopted criteria with respect to its membership and the Committee will consider candidates recommended by stockholders or others in light of these criteria. Subject to the notice requirements in the Bylaws, a stockholder may submit the name of a proposed nominee by writing to the Office of the Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, Minnesota 55144;

          * Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its Committees, frequency of meetings, directors' fees and similar subjects;

          * Reviews and makes recommendations concerning retirement and tenure policy for Board membership; recommends proxies for meetings at which directors are elected; audits programs for senior management succession; and

          *    Deals with corporate governance issues.

INFORMATION AS TO EXECUTIVE OFFICERS
     On the same basis as the "shares held" information provided on the previous pages for nominees and incumbent directors, the following represents shares of the Company's common stock held by the five executive officers named in the Summary Compensation Table on page 13. Options exercisable within 60 days after February 27, 1998, are shown separately.
--------------------------------------------------------------------------------
                                                             OPTIONS
      NAME AND PRINCIPAL POSITION       SHARES HELD (1)   EXERCISABLE (2)
      ---------------------------       ---------------   ---------------
      Livio D. DeSimone,
        Chairman of the Board and
        Chief Executive Officer             195,999           150,945

      Ronald A. Mitsch,
        Vice Chairman of the Board
        and Executive Vice President         56,694           120,015

      Ronald O. Baukol,
        Executive Vice President             36,653            59,864

      Giulio Agostini,
        Senior Vice President                20,269            83,053

      W. George Meredith,
        Executive Vice President             26,313            65,609
--------------------------------------------------------------------------------
(1) The "shares held" include shares of Profit Sharing Stock held by the Company and subject to forfeiture, as more fully described in footnote 3 on page 14 of this proxy statement.

(2) Option prices for these shares range from $38.63 to $83.95 per share.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     This report was prepared at the direction of the Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of nonemployee directors of the Company. The Committee establishes and periodically reviews compensation levels and policies for the Chief Executive Officer ("CEO") and other executive officers and authorizes short-term and long-term compensation in the form of cash or stock. The current members of the Committee are Edward A. Brennan, who serves as Chairman, Allen E. Murray, Rozanne L. Ridgway and Frank Shrontz.

COMPENSATION OBJECTIVES
     The executive compensation program is designed to align total compensation with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company. Executive compensation is linked to Company performance compared to specific financial and non-financial objectives. These objectives range from achieving earnings and sales growth targets to upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment and fostering employee pride in the Company).

     In determining the amount and type of executive compensation, the Committee seeks to achieve the following objectives:

     * To attract, motivate and retain talented, competent and resourceful executive officers by providing competitive compensation.

     *    To encourage executives to hold significant amounts of Company stock.

     * To require that a substantial portion of executive compensation is "at risk" by being tied to quantifiable short-term and long-term measures of the Company's performance.

PROCESS OF ESTABLISHING COMPENSATION
     The Committee begins the process of establishing the amount of compensation for the CEO and other executive officers by reviewing compensation surveys of selected peer companies. Independent consultants specializing in executive compensation primarily conduct the surveys. The Company, in consultation with the independent consultants, selects the peer companies included in the compensation surveys. These peer companies consist of large industrial companies that are most likely to be competitors for executive talent. The objective of the Committee is to use the survey data to establish a competitive level of total compensation. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus, the peer group for purposes of the compensation surveys is not the same as the peer group index in the Comparison of Five-Year Cumulative Total Return graph included on page 20 of this proxy statement.

     The Committee does not target any specific quartile of the survey data for total compensation or any component of total compensation (e.g., base salary, profit sharing, performance unit plan or stock options). The Committee's objective of maintaining the total compensation at a competitive level has resulted in short-term compensation (base salary and profit sharing cash) and long-term compensation (performance unit plan, profit sharing stock and stock options) being at or very close to the median.

     After the Committee has established the amount of total compensation for the CEO and other executive officers, the Committee next determines what percent of the total compensation should be allocated to short-term compensation in the form of base salary and profit sharing cash and long-term compensation in the form of the performance unit plan, profit sharing stock and stock options. This determination is subjective, but is based on information from the compensation surveys and the objectives for executive compensation referred to above. It is the Committee's long-standing policy that variable, at-risk compensation, both short- and long-term, should make up a significant portion of executive compensation. Depending upon the level of the executive, the Committee targets between 45 percent and 75 percent of executive compensation to be variable and at risk by being tied to quantifiable measures of the Company's performance.

ELEMENTS OF THE COMPENSATION PROGRAM
     Each of the components of short- and long-term executive compensation is described in greater detail below.

BASE SALARY
     The Committee establishes base salaries annually in relation to base salaries paid by the selected peer companies from the compensation surveys. Base salaries may be adjusted from time to time according to guidelines established for all employees to reflect increased salary levels within the peer group, increased responsibilities or individual performance. This is the only component of executive compensation that is not variable. The Committee does not use financial performance factors, such as earnings per share, in establishing base salary.

PROFIT SHARING
     Profit sharing is variable compensation based on the quarterly consolidated net income of the Company and is used to focus management attention on profits and the effective use of assets. The Committee as part of the overall compensation determines the number of profit sharing units granted to the CEO and executive officers to achieve the appropriate ratio between short-term, performance-based compensation and other forms of compensation, and to reflect the level of responsibility of the respective executive officer.

     The amount payable with respect to each profit sharing unit is determined by dividing the Company's consolidated quarterly net income, less a quarterly reserve of two and one-half percent of stockholders' equity (or approximately ten percent on an annual basis), by the number of outstanding shares of the Company's common stock. Because of the required minimum return on stockholder equity, the amount of compensation paid under the profit sharing plan tends to rise and fall relatively more sharply than changes in net income. No amount will be payable under the profit sharing plan if the Company's quarterly net income is equal to or less than the quarterly reserve of two and one-half percent return on stockholders' equity. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary.

     For the executive officers listed in the Summary Compensation Table, a portion of profit sharing is paid in cash and a portion is paid in stock which is held by the Company for three years or until age 65, whichever occurs first. The ratio between that portion of profit sharing paid in cash and the portion paid in stock to the named executive officers for 1997 is subjective and varies from year to year and among executive officers. However, the more senior executive officers generally have been paid a larger portion of profit sharing in stock than less senior executive officers. (More details about the Company's Profit Sharing Plan are provided on page 13 of this proxy statement.)

PERFORMANCE UNIT PLAN
     The Performance Unit Plan is variable compensation based on the Company's long-term performance. The Committee establishes the number of performance units allocated to the CEO and executive officers to achieve the appropriate ratio between long-term, performance-based compensation and other forms of compensation. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria described below over the applicable three-year performance period (each year weighted equally).

     In 1997, the stockholders approved amendments to the Performance Unit Plan to include additional Performance Criteria. The additional Performance Criteria are economic profit, return on capital employed, sales growth, return on equity, total shareholder return, reductions in certain asset or cost areas including reductions in inventories or accounts receivable or laboratory, engineering, sales or administrative costs, net income or variations of income criteria in varying time periods, or general comparisons with other peer companies or industry groups or classifications across a spectrum of these criteria. (More details about the Company's Performance Unit Plan are provided on page 17 of this proxy statement.)

     The performance criteria have been selected to focus management attention on two key drivers that create shareholder value: Real Growth and Economic Profit.

     PERFORMANCE CRITERIA:
     (1) "Real Growth" is the percentage amount by which the Company's worldwide unit sales growth as reported in the Company's Annual Report exceeds the weighted average of the Industrial Production Index (IPI) of the top seven industrial nations in which the Company does business (the "Big 7 IPI"); and

     (2) "Economic Profit" is the Company's net operating income less the cost of capital utilized (average operating capital x the cost of capital).

     PERFORMANCE UNIT PLAN PAYMENTS:
     The amount payable with respect to each performance unit granted in 1997 is linked to the performance criteria of Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout for the 1997 Award is payable on May 1, 2000, in the form (at the discretion of the Committee) of cash, stock or a combination of cash and stock. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Amended Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years.

STOCK OPTIONS
     The Company's Stock Option plan is also variable compensation. It is based on the market appreciation of the Company's common stock and is designed to increase ownership of the Company's stock. The Company makes stock option grants annually at 100 percent of the market price on the date of grant. The options may be exercised after one year and have a ten year life. The number of shares under options to be granted to the CEO and executive officers is determined by the Committee as part of the overall compensation. The awards are designed to keep total compensation competitive with awards made by companies in the survey group, and as such require subjective judgment as to the value of the award. The number of option shares currently held by each executive is not considered in determining awards. Stock options encourage executives to become owners of the Company, which further aligns their interests with the stockholders. Options have no value unless the price of the Company's stock increases.

CHIEF EXECUTIVE OFFICER COMPENSATION
     The compensation of Livio D. DeSimone, Chairman of the Board and Chief Executive Officer, is determined by the same process and consists of the same short- and long-term components as for the other executive officers listed in the Summary Compensation Table, namely base salary, profit sharing, performance unit plan and stock options. A higher portion of Mr. DeSimone's total compensation is variable and at risk by being tied to quantifiable measures of the Company's performance. These measures are quarterly net income, Relative ROCE, Sales Growth, Real Growth and Economic Profit, as those terms are defined above, and appreciation in the value of 3M stock.

     In addition, the compensation paid to Mr. DeSimone is also based on performance against non-financial measures. These non-financial measures include upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment and fostering employee pride in the Company), management succession planning and the general overall perception of the Company by financial and business leaders. To keep Mr. DeSimone's total compensation competitive, the Committee increased his base salary in 1997, which is reflected in part in the Summary Compensation Table on page 13 of this proxy statement. Because of increased performance in 1997, Mr. DeSimone's profit sharing cash and profit sharing stock was greater in 1997 than in 1996. The Committee awarded Mr. DeSimone 9,000 performance units in 1997 under the Performance Unit Plan (the same number he received in 1996). Mr. DeSimone deferred a portion of his base salary in 1997 under the Company's Deferred Compensation Plan.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION
     It is the Company's policy to take reasonable steps to obtain the corporate tax deduction for compensation paid to its executive officers by qualifying for the exemptions from limitation on such deductibility under Section 162(m) of the Internal Revenue Code of 1986.

CONCLUSION
     The Committee is satisfied that the short- and long-term compensation paid to the executive officers of the Company create alignment with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company.

 The Compensation Committee

 Edward A. Brennan, Chairman

 Allen E. Murray
 Rozanne L. Ridgway
 Frank Shrontz

EXECUTIVE COMPENSATION
     The following table shows compensation for services rendered in all capacities to the Company and its subsidiaries during 1997, 1996 and 1995 by the Chief Executive Officer and the next four highest-paid executive officers.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                     LONG-TERM COMPENSATION (1)
                                                                         -----------------------------------------------
                                              ANNUAL COMPENSATION                      AWARDS                  PAYOUTS
                                     ----------------------------------- ----------------------------------  -----------
                                                                          PROFIT SHARING                   PERFORMANCE
                                             PROFIT SHARING OTHER ANNUAL STOCK(RESTRICTED OPTIONS GRANTED   UNIT PLAN      ALL OTHER
                                     SALARY   CASH (BONUS)  COMPENSATION STOCK AWARDS)       NUMBER OF        (LTIP)    COMPENSATION
 NAME AND PRINCIPAL POSITION  YEAR   ($)(1)      ($)(2)        ($)(4)      ($)(2)(3)         SHARES (5)   PAYOUTS ($)(6)    ($)(7)
------------------------------------------------------------------------------------------------------------------------------------
Livio D. DeSimone,            1997 $1,047,600   $551,270      $95,298       $574,799         160,897        $770,000       $162,429
 Chairman of the Board and    1996    971,100    502,594       59,224        524,047         131,384         694,540        137,068
 Chief Executive Officer      1995    903,600    366,901       61,293        382,561         118,658         678,370         62,838
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Mitsch,             1997    619,200    362,551       59,692        199,283          72,502         370,000         91,189
 Vice Chairman of the Board   1996    552,000    330,539       52,671        181,687          60,414         333,740         79,418
 and Executive Vice President 1995    474,000    241,298           --        132,634          41,463         325,970         41,161
------------------------------------------------------------------------------------------------------------------------------------
Ronald O. Baukol,             1997    468,900    314,531       50,548         96,040          37,662          95,000         41,718
 Executive Vice President     1996    419,400    227,656           --         77,710          39,377          85,690         41,970
                              1995    333,800    166,192           --         39,192          31,570          83,695         33,373
------------------------------------------------------------------------------------------------------------------------------------
Giulio Agostini,              1997    398,400    303,126       67,221        148,142          15,000         240,000         54,056
 Senior Vice President        1996    396,200    276,361           --         96,316          21,888         216,480         37,236
                              1995    369,975    201,748           --         70,312          15,000         158,580         21,739
------------------------------------------------------------------------------------------------------------------------------------
W. George Meredith,           1997    438,600    313,811           --         72,030          31,829          95,000         36,193
 Executive Vice President     1996    403,150    224,373           --         38,308          30,051          85,690         36,196
                              1995    289,050    163,795           --         27,965          27,400          83,695         26,157
------------------------------------------------------------------------------------------------------------------------------------



(1) The amounts shown in the Summary Compensation Table do not include amounts expensed for financial reporting purposes under the Company's pension plan. This plan is a defined benefit plan. The amounts shown in the table do, however, include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plan. The Deferred Compensation Plan allows management personnel to defer portions of current base salary, profit sharing and performance unit compensation earned during the year.

(2) The amounts shown under the headings "Profit Sharing Cash (Bonus)" and "Profit Sharing Stock (Restricted Stock Awards)" are payments received under the Profit Sharing Plan. The terms "(Bonus)" and "(Restricted Stock Awards)" are included to satisfy the requirements of the Securities and Exchange Commission ("SEC"). These payments are based upon the Company's performance and are variable in accordance with a predetermined formula. The Compensation Committee does not view these payments as bonus payments or restricted stock awards as these terms are most often used. The Committee views bonus plans as plans which provide for annual (as opposed to quarterly) payments from a pool rather than based on a strict formula related to earnings per share. Restricted stock awards are generally outright grants of stock as opposed to payment in the form of stock held in the custody of the company (restricted period) in lieu of cash under a formula-based profit sharing plan.

     Generally, profit sharing is paid in cash; however, senior executive management, as determined by the Compensation Committee, receive a portion of their profit sharing in shares of the Company's common stock (see footnote 3 on page 14).

     The Company's Profit Sharing Plan provides for quarterly payments based upon net income after deducting an allowance for a predetermined ten percent annual rate of return on stockholder equity and is determined by multiplying the number of profit sharing units awarded to an individual by this quarterly net income, after deduction, divided by the number of the outstanding shares of the Company's common stock.

     Because of the required minimum return on stockholder equity, profit sharing tends to rise and fall relatively more sharply than changes in net income.

     The number of profit sharing units awarded to the individuals named is determined by the Compensation Committee and is intended to reflect the level of responsibility of the respective individual. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary. Approximately 4,000 management employees currently participate in profit sharing, including the five individuals in the Summary Compensation Table.

(3) The amount shown under the heading "Profit Sharing Stock (Restricted Stock Awards)" represents the portion of profit sharing issued as common stock to the named individuals, valued at 100 percent of the fair market value of the Company's common stock at the end of the quarterly profit sharing performance period. The number of shares is determined by the Company's quarterly net income performance. However, payment is deferred and conditional upon continued employment by the Company. Therefore, pursuant to SEC rules, it is included under the headings of "Long-Term Compensation."

     The shares are held in the custody of the Company for a period of three years or until age 65, whichever occurs first. Any termination of employment, prior to that time, without the consent of the Compensation Committee or the Board of Directors, other than upon death or permanent disability, will result in forfeiture of the Profit Sharing Stock. The recipient is entitled to receive dividends and vote these shares in the same manner as any other holder of the Company's common stock during the period of custody by the Company. In 1998, the Company distributed a portion of these shares to Messrs. DeSimone, Mitsch and Agostini.

     From the time of issuance throughout the Restricted Period, Profit Sharing Stock rises or falls in value in direct relationship to the Company's common stock market performance. Consequently, Profit Sharing Stock reflects both short-term and long-term performance elements.

     The named individuals have accumulated as of December 31, 1997, in one case over ten years, the following shares of the Company's common stock under the Company's Profit Sharing Plan. The Profit Sharing Stock is valued for these purposes at the fair market value of such stock on December 31, 1997, and also on the respective dates when the shares were issued into the custody of the
Company:
--------------------------------------------------------------------------------
                                        VALUE           VALUE
NAME                     SHARES      AT 12/31/97     WHEN ISSUED
----                     ------      -----------     -----------

L.D. DeSimone....        76,225      $6,255,214      $3,968,545
R.A. Mitsch .....        11,907         977,118         766,262
R.O. Baukol .....         2,873         235,766         216,396
G. Agostini .....         6,991         573,699         461,764
W. G. Meredith...         1,844         151,323         140,356
--------------------------------------------------------------------------------
(4) "Other Annual Compensation" includes the following, to the extent that the aggregate thereof exceeds $50,000: personal benefits received by the named individuals, amounts reimbursed the individuals during the year for payment of taxes, and that portion of interest above market rates (as determined by the Securities and Exchange Commission) paid on that compensation voluntarily deferred by the individuals. The personal benefits included in these numbers represent the amount of personal financial planning services, an amount paid on behalf of the individual for the term portion of insurance under the Company's Senior Executive Split Dollar Plan, and personal air travel on corporate aircraft imputed to the individual as income for tax purposes. In the case of Mr. DeSimone, nearly all of the "Other Annual Compensation" received in 1995, 1996 and 1997 was a result of income imputed to him for travel.

(5) The number of stock options shown in this column includes both annual grants of incentive and nonqualified stock options and Progressive Stock Options, which are described more fully in footnote 1 on page 16. The number and price of all outstanding options were adjusted at the spin-off of Imation Corp. in order to preserve the intrinsic value of the options. The number of stock options shown in this column for 1997 reflects this adjustment.

(6) "LTIP Payouts" reflects the value of the total grant for each individual under the Company's Performance Unit Plan after the three-year performance period (e.g., the payout earned in 1997 covers the performance period from 1995-1997). Under the 1997 award, the payout will be paid to these individuals in 2000, unless the participant elects to defer the payout for three additional years. The numbers shown represent estimates based upon information available as of February 27, 1998. More specific information about the Performance Unit Plan is set forth on pages 11 and 17.

(7) "All Other Compensation" includes: (a) that amount of Performance Unit Plan earnings allocated during the year to the base amounts determined after the three-year performance periods of each respective grant, to the extent that such earnings are in excess of market interest rates (as determined by the Securities and Exchange Commission); (b) that amount deemed to be compensation to the individuals under the Company's Senior Executive Split Dollar Plan in accordance with rules developed by the Securities and Exchange Commission; and (c) all amounts contributed to the account of each named executive under the Company's 401(k) plan. The Senior Executive Split Dollar Plan provides insurance to all of the Company's executive officers under split dollar life insurance, which is partly term insurance and partly whole life insurance with a cash value. Under this Plan, the Company is reimbursed for the premium costs of the non-term portion of coverage and a possible return when the arrangement terminates either by insurance proceeds incident to the death of the individual or by cash value after 15 years of participation in the Plan. During 1997, amounts deemed compensation under the Plan to the named executive officers in the Summary Compensation Table were $8,306 for Mr. DeSimone; $13,996 for Dr. Mitsch; $17,415 for Mr. Baukol; $10,412 for Mr. Agostini; and $11,890 for Mr. Meredith. These amounts were determined by treating the non-term portion of the coverage as an interest-free loan.

STOCK OPTIONS TABLE
     The following table shows specified information with respect to option grants during 1997 for each person named in the Summary Compensation Table.



                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------
                                            % OF TOTAL                                         GRANT DATE
                                            OPTIONS/SARs                                          VALUE
                              OPTIONS/        GRANTED       EXERCISE OR                    --------------------
                                SARs       TO EMPLOYEES IN    BASE PRICE     EXPIRATION         GRANT DATE
          NAME             GRANTED (#)(1)   FISCAL YEAR     ($/Sh)(1)(2)        DATE       PRESENT VALUE ($)(4)
          ----             --------------   -----------     ------------        ----       --------------------
L.D. DeSimone                  90,000          1.607%         $91.70         5-13-2007       $  1,962,810
                                8,920          0.159           83.95         5-07-1999            109,814
                               13,299          0.238           83.95         5-05-2000            163,724
                               14,199          0.254           83.95         5-11-2001            174,804
                               32,287          0.577           83.95         5-10-2002            397,485
                                2,192          0.039           83.95         5-09-2003             26,986

R.A. Mitsch                    50,000          0.893           91.70         5-13-2007          1,090,450
                                3,359          0.060           83.95         5-08-1998             41,353
                                2,959          0.053           83.95         5-07-1999             36,428
                                4,719          0.084           83.95         5-05-2000             58,096
                               11,465          0.205           83.95         5-10-2002            141,146

R.O. Baukol                    22,600          0.404           91.70         5-13-2007            492,883
                                  758          0.014           83.95         5-08-1998              9,332
                                4,090          0.073           83.95         5-07-1999             50,352
                                6,373          0.114           83.95         5-09-2003             78,458
                                3,841          0.069           83.95         5-06-2005             47,287

G. Agostini                    15,000          0.268           91.70         5-13-2007            327,135

W.G. Meredith                  22,600          0.404           91.70         5-13-2007            492,883
                                1,273          0.023           83.95         5-07-1999             15,672
                                1,095          0.020           83.95         5-05-2000             13,481
                                1,047          0.019           83.95         5-10-2002             12,890
                                5,814          0.104           83.95         5-07-2004             71,576
---------------------------------------------------------------------------------------------------------
All Optionees
 (10,057 Participants)      5,598,761        100.000%          91.25       5-13-2007(3)      $115,647,674
---------------------------------------------------------------------------------------------------------

(1) The Company has not granted any stock appreciation rights ("SARs"), except in limited circumstances to employees of certain subsidiaries who are not subject to the tax laws of the United States where SARs have less onerous tax consequences than stock options. The options shown for each individual include both annual grants of Incentive Stock Options and nonqualified stock options and grants of Progressive Stock Options ("PSO"). Nonqualified options are subject to a reload feature when exercised with the payment of the option price in the form of previously owned shares of the Company's common stock. Such an exercise results in further grants of PSOs. The first grant shown for each individual is the annual grant. The remaining lines are PSOs. The PSO grants for each individual were made on a single date, but are, pursuant to SEC rules, shown in multiple lines because of different expiration dates.

     PSO grants were made to participants who exercised nonqualified stock options and who paid the purchase price using shares of previously owned Company common stock. The PSO grant is for the number of shares equal to the shares utilized in payment of the purchase price and tax withholding, if any. The option price for the PSO is equal to 100 percent of the market value of the Company's common stock on the date of the exercise of the primary option or, alternatively, on the date of the PSO grant to the five named individuals in the Table, all of whom are subject to the requirements of Section 162(m) of the Internal Revenue Code. The option period is equal to the remaining period of the options exercised.

     The participant must have owned Company common stock used for payment for at least six months, and only one exercise of nonqualified options per participant per calendar year will be eligible for PSO grants by the Committee.

     The presence of PSOs encourages early exercise of nonqualified stock options, without foregoing the opportunity for further appreciation, and promotes retention of the Company stock acquired.

     In any event, a participant receiving an annual grant of nonqualified stock options can never acquire more shares of Company common stock through successive exercises of the initial and subsequent PSO grants than the number of shares covered by the initial annual grant from the Committee.

(2) All options granted during the period were granted at the market value on the date of grant if initial grants, or at the fair market values discussed in footnote 1 above in the case of Progressive Stock Options, as calculated from the average of the high and low prices reported on the New York Stock Exchange Composite Index. The option price shown for the "All Optionees" line is $91.25 and represents the weighted average exercise price of the options granted in 1997.

(3) The expiration date for the "All Optionees" line is shown as May 13, 2007, since that is the applicable date for the vast majority of options granted during 1997.

(4) Pursuant to the rules of the Securities and Exchange Commission, the Company has elected to provide a grant date present value for these option grants determined by a modified Black-Scholes pricing model. Among key assumptions utilized in this pricing model were: (i) that the time of exercise of stock options would be 67 months (26 months for PSOs) into the term of the option, which could be for terms as long as ten years, in recognition of the historical exercise patterns at the Company for these types of options; (ii) expected volatility of 15 percent (18.29 percent for PSOs); (iii) risk-free rate of return of 6.60 percent (5.99 percent for PSOs); and (iv) dividend growth rate of
5.83 percent. No adjustments for non-transferability or risk of forfeiture have been made. The Company voices no opinion that the present value will, in fact, be realized and expressly disclaims any representation to that effect.

OPTION EXERCISES AND YEAR-END VALUE TABLE
     The following table shows specified information with respect to option exercises during 1997 and the value of unexercised options at the end of 1997 for each person named in the Summary Compensation Table.

---------------------------------------------------------------------------------------------------------------------
                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE
---------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF                   VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS/SARs
                       SHARES                                AT FY-END (#)                   AT FY-END ($)(1)
                      ACQUIRED          VALUE         -----------------------------     -----------------------------
      NAME         ON EXERCISE (#)  REALIZED ($)(1)   EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
      ----         ---------------  ---------------   -----------     -------------     -----------     -------------
L.D. DeSimone          109,165        $3,640,754        311,001          90,000         $5,164,340           $0
R.A. Mitsch             37,370         1,299,578        146,919          50,000          2,891,926            0
R.O. Baukol             26,787           970,908         90,140          22,600          1,647,068            0
G. Agostini              2,200           130,464         83,053          15,000          2,212,249            0
W.G. Meredith           19,563           830,934         86,618          22,600          1,857,685            0
---------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" or the unrealized "Value of Unexercised In-the-Money Options at FY-End" represents the aggregate difference between the market value on the date of exercise or at December 31, 1997, in the case of the unrealized values, and the applicable exercise prices. These differences accumulate over what may be, in many cases, several years. These stock options all have option periods of ten years when first granted, and Progressive Stock Options have option periods equal to the remaining option period of the initial nonqualified options resulting in Progressive Stock Options.

LONG-TERM INCENTIVE PLAN AWARDS TABLE
     The following table shows specified information with respect to awards during 1997 under the Company's Performance Unit Plan for each person in the Summary Compensation Table.
--------------------------------------------------------------------------------

                                LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
                    -------------------------------------------------------------------------------------
                      NUMBER OF       PERFORMANCE OR          ESTIMATED FUTURE PAYOUTS
                    SHARES, UNITS      OTHER PERIOD      UNDER NON-STOCK PRICE BASED PLANS (3)
                      OR OTHER       UNTIL MATURATION       -------------------------------
      NAME          RIGHTS (#)(1)     OR PAYOUT (2)         THRESHOLD ($)        TARGET ($)   MAXIMUM ($)
      ----          -------------     -------------         -------------        ----------   -----------
L.D. DeSimone           9,000            3 years                $0                $900,000    $1,800,000
R.A. Mitsch             5,500            3 years                 0                 550,000     1,100,000
R.O. Baukol             3,700            3 years                 0                 370,000       740,000
G. Agostini             2,400            3 years                 0                 240,000       480,000
W.G. Meredith           3,700            3 years                 0                 370,000       740,000
---------------------------------------------------------------------------------------------------------

(1) The Company's Performance Unit Plan provides long-term compensation to 94 key management personnel based upon the Company's attainment of long-term performance and growth criteria.

     The Compensation Committee, none of the members of which are current employees of the Company, administers it. The Committee has sole discretion in the selection of participants, performance criteria, size of awards, performance period and the timing and form of payment, as well as all other conditions regarding awards.

     In 1997, the stockholders approved amendments to the Performance Unit Plan to include additional Performance Criteria. The additional Performance Criteria are economic profit, return on capital employed, sales growth, return on equity, total shareholder return, reductions in certain asset or cost areas including reductions in inventories or accounts receivable or laboratory, engineering, sales or administrative costs, net income or variations of income criteria in varying time periods, or general comparisons with other peer companies or industry groups or classifications across a spectrum of these criteria.

     Awards made in 1997 under the Amended Performance Unit Plan are based on performance criteria that focus management attention on two key drivers that create shareholder value: Real Growth and Economic Profit. The payout can vary from $0 to $200 per unit. The payout can be reached by either performance criteria alone, or by both in combination. The payout may be deferred by the participant for three additional years and earn interest at a specified rate. No amount will be payable under the Amended Performance Unit Plan if the Company's Real Growth is less than the Big 7 IPI and if Economic Profit is less than 75 percent of the Economic Profit of the previous three years. More detail about current performance goals is available in the Compensation Committee Report on page 11.

     Payment is contingent upon continued employment to the payment date or earlier retirement under the Company's pension plan. Participants receiving awards during 1997, including the five executive officers in the Summary Compensation Table, will receive payment in 2000, provided that such individuals continue employment with the Company until such payment date (except in the event of death, retirement or disability). Payment under the Plan may be made in cash, shares of the Company's common stock, or any combination of cash and stock, at the discretion of the Compensation Committee. In the past, payment has been made only in cash.

(2) The value of awards granted for 1997 will be determined by the Company's attainment of Real Growth and Economic Profit performance criteria during a three-year performance period of 1997, 1998 and 1999. More detail about current performance goals is available in the Compensation Committee Report on page 11. At the beginning of every performance period, participants may elect to defer the payout for three years (for the 1997 award, the payout will be made the beginning of 2003). Participants will earn interest during the deferral period. The deferred amount will be subject to forfeiture if the participant discontinues employment for any reason other than death, disability or retirement.

(3) The estimated future payouts do not include any interest factor that would be earned annually during the optional three-year deferral period following the performance period. Interest during the optional three-year deferral period would accrue annually at a rate equal to the annualized yield to maturity of a five-year Treasury note as of the last business day of the preceding year (for 1996, that rate was 6.2 percent) plus an amount based on the Company's Economic Profit for the preceding year as a percentage of the average operating capital (for 1996, that rate was 6.6 percent). The interest would be payable, together with the base award, in 2003.

PENSION PLAN TABLE

     The following table shows estimated annual benefits payable to the Company's executive officers upon retirement in specified remuneration and years of service classifications.
--------------------------------------------------------------------------------
      AVERAGE                            ANNUAL RETIREMENT BENEFITS
 ANNUAL EARNINGS                            WITH YEARS OF SERVICE
    DURING THE                                  INDICATED (2)
      HIGHEST               ----------------------------------------------------
 FOUR CONSECUTIVE                 30            35            40            45
 YEARS OF SERVICE (1)           YEARS         YEARS         YEARS         YEARS
--------------------------------------------------------------------------------
    $800,000                $  356,731    $  416,186    $  462,186    $  508,186
   1,200,000                   536,731       626,186       695,186       764,186
   1,600,000                   716,731       836,186       928,186     1,020,186
   2,000,000                   896,731     1,046,186     1,161,186     1,276,186
   2,400,000                 1,076,731     1,256,186     1,394,186     1,532,186
--------------------------------------------------------------------------------
(1) Earnings include base salary, profit sharing cash and the value of Profit Sharing Stock (at the time of award) actually earned by the participant and does not include any other forms of remuneration. The benefits are computed on the basis of straight-life annuity amounts and are not subject to any deduction for social security or other offset amounts.

(2) To provide for the retirement security of its employees, the Company has defined benefit pension plans for U.S. employees. These plans are fully paid by the Company, and employees become vested after five years of service. Under the plans, a participant may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the participant's age and years of service total at least 90 (91 or 92 for employees born after 1942) he or she would receive a Social Security bridge to age 62.

     The five individuals listed in the Summary Compensation Table are presently entitled to the respective years of service credit set opposite their names:
--------------------------------------------------------------------------------
                      L.D. DeSimone ..................... 41
                      R.A. Mitsch ....................... 38
                      R.O. Baukol ....................... 31
                      G. Agostini ....................... 32
                      W. George Meredith................. 30
--------------------------------------------------------------------------------


3M STOCK PERFORMANCE GRAPH

     The following compares the Company's cumulative and annualized total shareholder return, overall stock market performance with reinvested dividends*, during the five fiscal years preceding December 31, 1997, against the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are well-known and published industry indices. The Company is included in both the S&P 500 Stock Index and the Dow Jones Industrial group of 30 companies. The Company, as a highly diversified manufacturer and seller of a broad line of products, is not easily categorized with other, more specific, industry indices.

     The annual changes for the five-year period shown in the graph are based on the assumption that $100 had been invested in the Company's stock and each index on December 31, 1992 (as required by SEC rules), and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graph represents the value that such investments would have had on December 31, 1997.

     *The Company's interest in Imation Corp. was distributed to stockholders as a special stock dividend payable in shares of Imation Corp. stock on July 15, 1996. The following graph accounts for this distribution as though it was paid in cash and reinvested in common shares of the Company.

     COMPARISON OF FIVE-YEAR CUMULATIVE AND ANNUALIZED TOTAL RETURN AMONG
              3M, S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE

                             3M STOCK PERFORMANCE
                         (WITH DIVIDEND REINVESTMENT)

[GRAPH]

Cumulative Return (per graph)
-----------------------------

               1992      1993      1994      1995      1996      1997
               ----      ----      ----      ----      ----      ----
3M            100.0     111.5     113.2     145.3     195.4     197.8
DJIA          100.0     116.9     122.8     168.0     216.5     270.4
S&P 500       100.0     110.0     111.5     153.3     188.4     251.1

Annualized Return
-----------------

3M              9.2%     11.5%      1.5%     28.3%     34.5%      1.2%
DJIA            7.4%     16.9%      5.0%     36.8%     28.9%     24.9%
S&P 500         7.6%     10.0%      1.4%     37.4%     22.9%     33.3%

TRANSACTIONS WITH MANAGEMENT
     During 1997, ten executive officers had loans outstanding with the Eastern Heights Bank, a subsidiary of the Company. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of comparable circumstances and did not involve more than normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by 3M directors and executive officers. A purchase of common stock by Mr. McCracken was inadvertently not reported until several days after the deadline for filing Form 4. Company staff responsible for Section 16 reporting inadvertently failed to file Form 4 for the sale of stock by a family member of Mr. Nelson of previously gifted stock.

ITEM 2. RATIFICATION OF INDEPENDENT AUDITORS
     The Audit Committee recommended and the Board of Directors appointed the firm of Coopers & Lybrand L.L.P., independent auditors, to audit the consolidated financial statements of the Company and its subsidiaries for the year 1998. In accordance with the Bylaws of the Company, this appointment is being presented to the stockholders for ratification. If the stockholders do not ratify the selection of Coopers & Lybrand L.L.P., the Board of Directors will reconsider the selection.

     Coopers & Lybrand L.L.P. has audited the Company's consolidated financial statements since 1975. The firm has offices and affiliates in most localities throughout the world where the Company has operations. Audit services provided by the firm in 1997 included: audit of consolidated financial statements of the Company and its subsidiaries; limited reviews of interim reports; reviews of filings with the Securities and Exchange Commission; consultations on matters related to accounting and financial reporting; audits of statutory financial statements for certain foreign subsidiaries; and audits of the financial statements of the Company's benefit plans.

     Coopers & Lybrand L.L.P. also provided a number of nonaudit services during 1997, all of which were approved or reviewed by the Audit Committee.

     A representative of Coopers & Lybrand L.L.P. is expected to be present at the stockholders meeting and available to respond to appropriate questions and will be given an opportunity to make a statement, if the representative chooses to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P., INDEPENDENT AUDITORS, TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR 1998. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" RATIFICATION UNLESS A CONTRARY VOTE IS SPECIFIED.

OTHER MATTERS
     The Bylaws of the Company contain requirements relating to the timing and content of the notice which stockholders must provide to the Secretary of the Company for any matter (including nominations for director and stockholder proposals) to be properly presented at a stockholders meeting. A copy of the Bylaws may be obtained by writing to the Secretary.

     The enclosed proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters which may properly come before the meeting in addition to the scheduled items of business. It is intended that proxies solicited by the Board of Directors, unless otherwise specified therein, will be voted in accordance with the recommendations of the Board of Directors.

     The Management knows of no other matters that may properly be presented at the Annual Meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

     Stockholders are encouraged to vote their proxy by telephone as described in the enclosed telephone voting instructions or date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person if you desire; otherwise, your proxy will be voted for you. Two attendance cards are enclosed.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING
     Any proposal submitted for inclusion in the Company's proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders must be sent CERTIFIED MAIL -- RETURN RECEIPT REQUESTED and received at the Company's principal executive offices in St. Paul, Minnesota, on or before November 25, 1998. Proposals should be addressed to Roger P. Smith, Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, MN 55144.

By Order of the Board of Directors.

/s/ Roger P. Smith

ROGER P. SMITH
SECRETARY

[LOGO]

Recycled Paper
40% Pre-consumer paper
10% Post-consumer paper

[LOGO]

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 12, 1998.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side of this card.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, I appoint L. D. DeSimone, A. E. Murray, and E. A. Brennan, together and separately, as proxies to vote all shares of common stock which I have power to vote at the Annual Meeting, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.

               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.
                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE            --------------
                  CALL TOLL FREE *** ON A TOUCH TONE TELEPHONE       COMPANY#
                            1-800-240-6326 -- ANYTIME                CONTROL#
                                                                  --------------

--------------------------------------------------------------------------------
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. The deadline for telephone voting is noon (ET), one business day prior to the annual meeting date.
1. Using a touch-tone telephone, dial 1-800-240-6326. You may dial this toll free number at your convenience 7 days/week, 24 hrs/day.
2. When prompted, enter the 3 digit Company Number located in the box on the upper right hand corner of the proxy card.
3. When prompted, enter your 7 digit numeric Control Number that follows the company number.
OPTION #1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS: PRESS 1
           WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
OPTION #2: IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, PRESS 0. YOU WILL HEAR
           THESE INSTRUCTIONS:
           ITEM 1. Election of Directors: To vote FOR ALL nominees, press 1;
                                          to WITHHOLD AUTHORITY TO VOTE FOR ALL
                                          nominees, press 9;
                                          to WITHHOLD AUTHORITY TO VOTE FOR AN
                                          INDIVIDUAL nominee, press 0 and listen
                                          to the instructions.
           ITEM 2. Ratification of Independent Auditors: To vote FOR Item 2, press 1; to vote AGAINST Item 2,
                                          press 9; to ABSTAIN, press 0.

   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
              IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

ITEM 1. Election of Directors
        * Nominees to 2001 Class: (01) Edward A. Brennan (02) Livio D. DeSimone
                                  (03) F. Alan Smith
        * Nominee to 1999 Class: (04) Allen E. Murray

               [ ] Vote FOR                     [ ] Vote WITHHELD
                   all nominees                     from all nominees

To withhold authority to vote for any nominees, write the  ---------------------
number(s) of the nominee(s) in the box to the right.       ---------------------

ITEM 2. Ratification of Independent Auditors [ ] For [ ] Against [ ] Abstain

ITEM 3. In their discretion, to vote upon other matters properly coming before the meeting.

Address Change? Mark Box [ ] Indicate change below:

                              Date _____________________________________________

                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s) in Box
                              Please sign exactly as your name(s) appear hereon. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

[LOGO]

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY
--------------------------------------------------------------------------------

                  3M SAVINGS PLAN VOTING DIRECTIONS TO TRUSTEE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 12, 1998.

I hereby direct State Street Bank and Trust Company, as Trustee of the 3M Savings Plan Trust (the "Savings Plan Trust"), to vote at the Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company ("3M") to be held on May 12, 1998 (or at any adjournment thereof), the shares of 3M common stock allocated to my account in this Plan as specified by using one of two alternative methods. I may give voting directions to the Trustee by (i) telephone as described on the enclosed telephone voting instructions or (ii) completing and returning this proxy card.

THE DEADLINE FOR PROVIDING VOTING DIRECTIONS TO THE TRUSTEE BY TELEPHONE IS 12:00 P.M. (ET) ONE BUSINESS DAY PRIOR TO THE ANNUAL MEETING DATE. I understand that if I decide to provide voting directions to the Trustee by using this proxy card, the card must be completed, signed, dated and returned so that it is received no later than May 7, 1998, by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee. If the deadlines for providing voting directions to the Trustee by either telephone or this proxy card are not met or if the voting directions are invalid because the proxy card is not properly signed and dated, or if the telephone voting instructions are not followed (if I elect to vote using the telephone voting system), the shares held in my Savings Plan Trust Account will be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.

               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.

                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE            --------------
                  CALL TOLL FREE *** ON A TOUCH TONE TELEPHONE       COMPANY#
                            1-800-240-6326 -- ANYTIME                CONTROL#
                                                                  --------------

--------------------------------------------------------------------------------
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. The deadline for telephone voting is noon (ET), one business day prior to the annual meeting date.

1. Using a touch-tone telephone, dial 1-800-240-6326. You may dial this toll free number at your convenience 7 days/week, 24 hrs/day.
2. When prompted, enter the 3 digit Company Number located in the box on the upper right hand corner of the proxy card.
3. When prompted, enter your 7 digit numeric Control Number that follows the company number.
OPTION #1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS: PRESS 1
           WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
OPTION #2: IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, PRESS 0. YOU WILL HEAR
           THESE INSTRUCTIONS:
           ITEM 1. Election of Directors: To vote FOR ALL nominees, press 1;
                                          to WITHHOLD AUTHORITY TO VOTE FOR ALL
                                          nominees, press 9;
                                          to WITHHOLD AUTHORITY TO VOTE FOR AN
                                          INDIVIDUAL nominee, press 0 and listen
                                          to the instructions.
           ITEM 2. Ratification of Independent Auditors: To vote FOR Item 2, press 1; to vote AGAINST Item 2,
                                          press 9; to ABSTAIN, press 0.

   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
              IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------
                                                             SAVINGS PLAN

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

ITEM 1. Election of Directors
        * Nominees to 2001 Class: (01) Edward A. Brennan (02) Livio D. DeSimone
                                  (03) F. Alan Smith
        * Nominee to 1999 Class: (04) Allen E. Murray

               [ ] Vote FOR                     [ ] Vote WITHHELD
                   all nominees                     from all nominees

To withhold authority to vote for any nominees, write the  ---------------------
number(s) of the nominee(s) in the box to the right.       ---------------------

ITEM 2. Ratification of Independent Auditors [ ] For [ ] Against [ ] Abstain

ITEM 3. In their discretion, to vote upon other matters properly coming before the meeting.

Address Change? Mark Box [ ] Indicate change below:

                              Date _____________________________________________

                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s) in Box
                              Please sign exactly as your name(s) appear hereon. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

[LOGO

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY
--------------------------------------------------------------------------------

                       3M VOLUNTARY INVESTMENT PLAN
      AND 3M EMPLOYEE STOCK OWNERSHIP PLAN VOTING DIRECTIONS TO TRUSTEE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 12, 1998.

I hereby direct State Street Bank and Trust Company, as Trustee of the 3M Employee Stock Ownership Plan Trust (the "ESOP Trust"), and as Trustee of the 3M Voluntary Investment Plan Trust (the "VIP Trust"), to vote at the Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company ("3M") to be held on May 12, 1998 (or at any adjournment thereof), the shares of 3M common stock allocated to my respective accounts in these two Plans as specified by using one of two alternative methods. I may give voting directions to the Trustee by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing and returning this proxy card.

THE DEADLINE FOR PROVIDING VOTING DIRECTIONS TO THE TRUSTEE BY TELEPHONE IS 12:00 P.M. (ET) ONE BUSINESS DAY PRIOR TO THE ANNUAL MEETING DATE. I understand that if I decide to provide voting directions to the Trustee by using this proxy card, the card must be completed, signed, dated and returned so that it is received no later than May 7, 1998, by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee. If the deadlines for providing voting directions to the Trustee by either telephone or this proxy card are not met or if the voting directions are invalid because the proxy card is not properly signed and dated, or if the telephone voting instructions are not followed (if I elect to vote using the telephone voting system), the shares held in my ESOP Trust Accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote shares held in their ESOP Trust Accounts, and the shares held in my VIP Trust Account will be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.

               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.

--------------------------------------------------------------------------------

ATTENDANCE CARD

[LOGO]

Annual Meeting
of Stockholders
---------------
MAY 12, 1998
RIVERCENTRE
175 WEST KELLOGG BLVD.
ST. PAUL, MINNESOTA

This is your ticket to the 1998 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
     The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
     Since parking space is limited, you are urged to consider carpooling or public transportation.

                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE            --------------
                  CALL TOLL FREE *** ON A TOUCH TONE TELEPHONE       COMPANY#
                            1-800-240-6326 -- ANYTIME                CONTROL#
                                                                  --------------
--------------------------------------------------------------------------------
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. The deadline for telephone voting is noon (ET), one business day prior to the annual meeting date.
1. Using a touch-tone telephone, dial 1-800-240-6326. You may dial this toll free number at your convenience 7 days/week, 24 hrs/day.
2. When prompted, enter the 3 digit Company Number located in the box on the upper right hand corner of the proxy card.
3. When prompted, enter your 7 digit numeric Control Number that follows the company number.
OPTION #1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS: PRESS 1
           WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
OPTION #2: IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, PRESS 0. YOU WILL HEAR
           THESE INSTRUCTIONS:
           ITEM 1. Election of Directors: To vote FOR ALL nominees, press 1;
                                          to WITHHOLD AUTHORITY TO VOTE FOR ALL
                                          nominees, press 9;
                                          to WITHHOLD AUTHORITY TO VOTE FOR AN
                                          INDIVIDUAL nominee, press 0 and listen
                                          to the instructions.
           ITEM 2. Ratification of Independent Auditors: To vote FOR Item 2, press 1; to vote AGAINST Item 2,
                                          press 9; to ABSTAIN, press 0.

   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING
              IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

                         VIP               ESOP

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

ITEM 1. Election of Directors
        * Nominees to 2001 Class: (01) Edward A. Brennan (02) Livio D. DeSimone
                                  (03) F. Alan Smith
        * Nominee to 1999 Class: (04) Allen E. Murray

               [ ] Vote FOR                     [ ] Vote WITHHELD
                   all nominees                     from all nominees

To withhold authority to vote for any nominees, write the  ---------------------
number(s) of the nominee(s) in the box to the right.       ---------------------

ITEM 2. Ratification of Independent Auditors [ ] For [ ] Against [ ] Abstain

ITEM 3. In their discretion, to vote upon other matters properly coming before the meeting.

Address Change? Mark Box [ ] Indicate change below:

                              Date _____________________________________________

                              --------------------------------------------------



                              --------------------------------------------------
                              Signature(s) in Box
                              Please sign exactly as your name(s) appear hereon. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

[LOGO]

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 12, 1998.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side of this card.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint L.D. DeSimone, A.E. Murray and E.A. Brennan, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

ITEM 1. Election of directors

--Nominees to 2001 Class: (01) Edward A. Brennan (02) Livio D. DeSimone
                          (03) F. Alan Smith
--Nominee to 1999 Class: (04) Allen E. Murray
[ ] Vote FOR all nominees             [ ] Vote FOR ALL EXCEPT
[ ] Vote WITHHELD from all nominees   (use number before nominee's name to
                                      indicate exceptions):
ITEM 2. Ratification of Independent Auditors [ ] For    [ ] Against  [ ] Abstain
--------------------------------------------------------------------------------
ITEM 3. In their discretion, to vote upon other matters properly coming before the meeting.

                               _________________________________________________
                               Signature
                               _________________________________________________
                               Signature
                               _________________________________________________
                               Date
                               Please sign exactly as your name(s) appear above. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

TO PARTICIPANTS IN THE 3M SAVINGS PLAN
--------------------------------------------------------------------------------
State Street Bank and Trust Company is Trustee of the Trust established in connection with the 3M Savings Plan (the "Savings Plan"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the Savings Plan for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to employees eligible to participate in the Savings Plan was merged into the Savings Plan during 1993, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the Savings Plan.

The Savings Plan permits participants to direct the Trustee how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. The number of shares of 3M common stock held in your individual account in the Savings Plan are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 12, 1998, and Proxy Statement, (2) instructions for giving voting directions to the Trustee by telephone or by mail through use of the enclosed proxy card, and
(3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your account if you give voting directions by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing the enclosed proxy card and returning it in the enclosed envelope so that it is received no later than May 7, 1998 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the Savings Plan accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the telephone voting instructions are not followed or if the card is not received by May 7, 1998, or if the voting directions are invalid, the shares held in your Savings Plan account shall be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee by telephone in accordance with the enclosed telephone voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.

TO PARTICIPANTS IN THE 3M VOLUNTARY INVESTMENT PLAN
AND THE 3M EMPLOYEE STOCK OWNERSHIP PLAN
--------------------------------------------------------------------------------
State Street Bank and Trust Company is Trustee of the Trusts established in connection with the 3M Employee Stock Ownership Plan (the "ESOP") and the 3M Voluntary Investment Plan (the "VIP"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the ESOP and the VIP for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to union-free employees was merged into the ESOP during 1990, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the ESOP Trust.

The ESOP and the VIP each permit participants, as Named Fiduciaries, to direct the respective Trustees how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. Additionally, as a Named Fiduciary of the ESOP, you are entitled to direct the Trustee how to vote a proportionate number of shares which have not been allocated to participants or for which no voting directions have been received. The number of shares of 3M common stock held in your individual accounts in the ESOP and the VIP are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 12, 1998, and Proxy Statement, (2) instructions for giving voting directions to the Trustee by telephone or by mail through use of the enclosed proxy card, and
(3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your respective accounts if you give voting directions by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing the enclosed proxy card and returning it in the enclosed return envelope so that it is received no later than May 7, 1998 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.

The Trustee remains at all times the record owner of the 3M common stock held in the ESOP and VIP accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.

Telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the telephone voting instructions are not followed or if the card is not received by May 7, 1998, or if the voting directions are invalid, the shares held in your ESOP accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote the shares held in their ESOP accounts, and the shares held in your VIP account shall be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee by telephone in accordance with the enclosed telephone voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.